Exhibit 99.2 Viracta Therapeutics, Inc. October 2023

Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on current expectations, estimates and projections based on information currently available to management of Viracta Therapeutics, Inc. (“Viracta” or the “Company”), including, without limitation, statements regarding: Viracta’s development pipeline; the details, timeline and expected progress for Viracta’s ongoing trials; the expected ability of Viracta to undertake certain activities and accomplish certain goals with respect to its + + clinical program in EBV lymphoma, EBV solid tumors, other virus-associated malignancies or its programs; expectations regarding future + + therapeutic and commercial potential with respect to Viracta’s clinical program in EBV lymphoma, EBV solid tumors or other virus-associated malignancies; the ability of Viracta to support multiple new drug application filings and approvals from the NAVAL-1 trial; Viracta’s plans to meet with the FDA to discuss preliminary results from the NAVAL-1 trial, amending the NAVAL-1 protocol to add patients as necessary to enable registration and provide other program updates; Viracta's cash projections and the sufficiency of its cash and cash equivalents to fund operations into late 2024; the future availability of capital under Viracta’s credit facility; the expected future milestones and key upcoming events and their significance; and other statements that are not historical facts. Risks and uncertainties related to Viracta that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Viracta’s ability to successfully enroll patients in and complete its ongoing and planned clinical trials; Viracta's plans to develop and commercialize its product candidates, including all oral combinations of nanatinostat and valganciclovir; the timing of initiation of Viracta's planned clinical trials; the timing of the availability of data from Viracta's clinical trials; the possibility that previous preclinical and clinical results may not be predictive of future clinical results; the timing of any planned investigational new drug application or new drug application; Viracta's plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of Viracta's product candidates; Viracta's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Viracta's competitors and its industry; the impact of government laws and regulations; Viracta's ability to protect its intellectual property position; and Viracta's estimates regarding future expenses, capital requirements and need for additional financing. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Viracta’s most recent filings with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof. Viracta assumes no obligation and does not intend to update these 2 forward-looking statements, except as required by law or applicable regulation.

Experienced Leadership Team Mark Rothera Daniel Chevallard, CPA Darrel P. Cohen, MD, PhD Chief Operating Officer & Chief Financial President and Chief Executive Chief Medical Officer Officer Officer Patric Nelson, MBA Ayman Elguindy, PhD Senior VP, Business Dev. & Chief Scientific Officer Corporate Strategy (~25 yrs. studying the role of viruses in cancer) 3

A Clinical-Stage Precision Oncology Company Focused on the Treatment and Prevention of Virus-Associated Cancers that Impact Patients Worldwide Adverse survival outcomes are seen with most Epstein-Barr virus (EBV)-associated cancers; need for targeted therapies EBV-associated cancer incidence >300,000 per annum (~2% of global cancer burden) + Nana-val, an all-oral combination approach targeting EBV cancers with potential tumor agnostic MOA Novel “Kick & Kill” Mechanism of Action + + Pivotal NAVAL-1 study in multiple R/R EBV lymphoma subtypes; R/R EBV PTCL cohort advancing to Stage 2 Completion of Stage 2 enrollment in the PTCL cohort and engagement with FDA on additional requirements for regulatory approval anticipated in 2024 + Phase 1b/2 study in advanced EBV solid tumors; evaluating new dosing regimen based on compelling preclinical data Emerging evidence of dose response at higher doses with no dose-limiting toxicities observed to date Strong balance sheet with cash runway into late 2024 and IP out to 2041 Lean operating model, efficient use of capital; multiple ODDs issued in US and EU MOA: Mechanism of action, R/R: Relapsed or Refractory, PTCL: Peripheral T-cell lymphoma, DLBCL: Diffuse large B-cell lymphoma, PTLD: Post-transplant lymphoproliferative Disorders, ODD: Orphan drug 4 designation

Epstein-Barr Virus (EBV): A High Global Cancer Priority

EBV+ malignancies account for ~2% of all new cancer cases globally

EBV positivity, by lymphoma subtype[1, 2,3]	
Peripheral T-cell* lymphoma (PTCL)	**40-65%**
Diffuse large B-cell lymphoma (DLBCL)	**5-15%**
Post-transplant lymphoproliferative disorders (PTLD)	**60-80%**

EBV positivity, by solid tumor subtype[4]	
Nasopharyngeal carcinoma (NPC)	**75-95%**
Gastric cancer (GC)	**8-10%**

~90% of the adult population are infected with EBV

Latency confers resistance to anti-viral therapies and facilitates evasion of immune detection

>300,000 new cases/year of EBV+ lymphomas and solid tumors[5]

Responsible for **~180,000 cancer** deaths/year[5]

The incidence of EBV-associated cancers is likely greater, impacting more cancer types

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[1]Haverkos BM, et al. Int J Cancer. 2017; 140:1899-1906; Dupuis J et al. Blood. 2006;108:4163–9; [2]Swerdlow SH et al. (2017) WHO classification of Tumours of the Haematopoietic and Lymphoid Tissues; [3]EBV positivity varies by geography; [4]Wong Y, et al. Journal of Cancer Research and Clinical Oncology (2022) 148:31–46 Exp. Therapeutic Med. 15: 3687, 2018; [5]Kahn,G, et al. BMJ 10:1136, 2020. *Includes Peripheral T-cell lymphoma, NOS and Angioimmunoblastic T-cell lymphoma

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Viracta is Developing a Precision Medicine to Treat Unique Subsets of EBV+ Lymphoma with Adverse Survival Outcomes

Currently limited or no targeted therapy options for EBV-associated cancers

Peripheral T-cell Lymphoma[1]
(Overall Survival)



Log-Rank P-value=0.04
pEBVd- (n=46)
pEBVd+ (n=15)
Probability of Overall Survival
Months

Addressing patient populations with high unmet medical need

Diffuse Large B-cell Lymphoma[2]
(Progression-Free Survival)



EBER cut-off: 20
EBV-
EBV+
P < 0.0001
Percent survival
PFS (months)

PTCL EBV+ Rate: 40-65%

DLBCL EBV+ Rate: 5-15%

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[1]Haverkos BM, et al. Int J Cancer. 2017; 140:1899-1906; Dupuis J et al. Blood. 2006;108:4163–9, [2]Lu TX et al. Sci Rep. 2015;5:1-14

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+ Nana-val: a Unique Approach to Targeting and Killing EBV Cancer Cells + Nanatinostat sensitizes EBV tumors to the cytotoxic effects of ganciclovir LATENCY THE KICK THE KILL EBV is latent in cancer cells. Nanatinostat potently induces Activated GCV inhibits DNA Valganciclovir, antiviral & cytotoxic pro- expression of EBV protein kinase replication leading to apoptosis of + drug of ganciclovir (GCV), is inactive in (PK), which activates GCV into its EBV cancer cells the absence of EBV protein kinase (PK) cytotoxic form cancer cells 7

Nana-val + R/R EBV Lymphoma Program

+ Nana-val Study “201”: Phase 1b/2 Trial in R/R EBV Lymphoma + § Open-label, dose escalation study of Nana-val in patients with R/R EBV lymphoma + § Eligibility: R/R EBV lymphoma (any histology), ≥1 prior therapy with no curative options per Investigator § Endpoints: Response rate (ORR by PET-CT; Lugano 2014), response duration, safety, clinical benefit rate (CBR) § Enrollment: n=55 patients, Phase 1b (n=25): Determined recommended Phase 2 dose (RP2D); Phase 2: Expansion at the RP2D (n=30) § Recommended Phase 2 Dose: § nanatinostat capsule 20 mg orally daily, 4 days/week + valganciclovir 900 mg orally daily § Published in Blood Advances (2023), a journal of the American Society of Hematology § Completed enrollment in a tablet formulation bridging sub-study (n=9) in 2022 for use in NAVAL-1 and Study 301 • PK consistent between capsule and tablet; improved blend uniformity and stability with tablet • Enables optimized formulation for future commercialization (potential Fixed Dose Combination tablet) • Potential for incremental IP 9 R/R: Relapsed or Refractory, ORR: Overall Response Rate,

Extended Follow-up and Additional Patients Continues to Build Upon Previously Published Clinical Outcomes Data

Heavily pretreated patient population with all major subtypes of aggressive lymphomas represented

		Key Subtype Data		
	All Subtypes*	**PTCL**	**DLBCL**	**PTLD**
	Study 201 Capsule + Tablet Data (n=64)	Study 201 Capsule + Tablet Data[2] (n=13)	Study 201 Capsule + Tablet Data[2] (n=10)	Study 201 Capsule + Tablet Data (n=5)
	Evaluable Patients[1] (n=50)	Evaluable Patients[1] (n=8)	Evaluable Patients[1] (n=9)	Evaluable Patients[1] (n=3)
Response				
ORR	**19 (38%)**	**4 (50%)**	**6 (67%)**	**1 (33%)**
CR	**9 (18%)**	**3 (38%)**	**3 (33%)**	**1 (33%)**
PR	10 (20%)	1	3	0
SD	8	1	1	1**
PD	23	3	2	1
Clinical Benefit Rate	27 (54%)	5 (63%)	7 (78%)	1 (33%)

Median duration of response out to ~42 months and ongoing (as of May 4, 2023)

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Data cutoff: May 4, 2023, [1]Evaluable patients: EBER-ISH+ with ≥1 post-treatment response assessment, [2]Data submitted to HEMO 2023, *Lymphoma subtypes included: Cutaneous T-cell lymphoma, HIV, Other B-NHL, Extranodal NK/T-Cell Lymphoma, Peripheral T-cell lymphoma, Angioimmunoblastic T-cell lymphoma, Immunodeficiency-associated lymphoproliferative disorders, Diffuse large B-cell lymphoma, **SD was < 6 months ORR: Overall Response Rate, CR: Complete Response, PR: Partial Response, SD: Stable Disease, PD: Progressive Disease, Clinical Benefit Rate = CR + PR + SD ≥ 6 months

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Expanded and Extended Safety Data Demonstrated Nana-val Regimen was Generally Well-Tolerated Treatment-Emergent Adverse Events Treatment-Emergent Serious Adverse Events Occurred in 23 of 64 (36%) Patients Reported in >16 (>25%) Patients Study 201 Capsule + Tablet (N=64) § Treatment-emergent serious adverse events occurring in more than 1 patient (n=2 each): Any G3 G4 · febrile neutropenia · atrial fibrillation Thrombocytopenia 27 (42%) 8 (13%) 6 (10%) · sepsis · pneumonia (pneumonia and viral pneumonia) Neutropenia 25 (39%) 10 (16%) 11 (17%) · dyspnea Nausea 25 (39%) 2 (3%) 0· acute kidney injury · pyrexia Anemia 24 (38%) 12 (19%) 1 (2%) Fatigue 22 (34%) 4 (6%) 0 § There were no study treatment-related deaths Constipation 19 (30%) 1 (2%) 0 Diarrhea 19 (30%) 1 (2%) 0 Creatinine Increased 17 (27%) 1 (2%) 0 Safety profile suggests potential for combining with other chemo- and/or immunotherapies 11 Data cutoff date: May 4, 2023

NAVAL-1: Pivotal Phase 2 Trial in R/R EBV^{+} Lymphomas

Global study, with an adaptive Simon 2-stage design, focused on the largest EBV-positive lymphoma patient populations, with high unmet medical need and positive Study 201 clinical data

EBV^{+} PTCL cohort achieved ORR threshold in Q2 2023 to advance into Stage 2

Patient population:

- R/R EBV^{+} lymphoma with ≥2 prior therapies and no curative options (≥1 prior therapy for PTCL)

Primary endpoint:

- Objective response rate (ORR) by independent central review
- Potential to further expand indications with promising antitumor activity after Stage 2

Stage 1 (n=10)	Stage 2 (n=11) (Stage 1 + Stage 2 = 21)	Potential Stage 2 Expansion
EBV^{+} PTCL (2L) • Nana-val arm, advancing to Stage 2		
EBV^{+} PTCL (2L) • Nstat monotherapy arm, closing at 10 patients	Expand lymphoma subtype(s) from Stage 1 meeting ORR threshold	Further expansion of promising lymphoma subtype(s) with additional patients may support registration
EBV^{+} DLBCL (3L)		
EBV^{+} PTLD (3L)		
Other		

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R/R: Relapsed or Refractory; 2L Second-Line; 3L:Third-Line

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+ R/R EBV PTCL: T-cell lymphoma with high unmet medical need

PTCL: Patient Journey and Treatment Options are Suboptimal*

No established second-line treatment for PTCL

Diagnosis

1L Patients

Combination Chemotherapy

e.g. CHOP, CHOEP

R/R PTCL Patients

No Current SoC

Nana-val (2L Initial positioning)

Salvage Chemotherapy

- Single agent
- Combination regimen

Other agents

- HDAC inhibitors
- CD30 Antibody

Clinical trial

Key Considerations[1]

- PTCL is highly aggressive with limited treatment options
  - 5-year survival rate:
    - PTCL, NOS ~25% overall
    - EBV+ PTCL ~11%
- No current standard of care (SoC) for R/R PTCL
- For non-HCT candidates, chemotherapy is 1L, combination regimens preferred
- In R/R patients, single-agent chemotherapy is preferred to limit toxicity
- In R/R patients, other agents may be used guided by the subtype of PTCL and their toxicity profile

*Transplant Ineligible; [1]Trinity market research; HCT: Hematopoietic cell transplant; HDAC: Histone deacetylase

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+ EBV PTCL: Initial Data from NAVAL-1 is Consistent with Study 201 Complete responses achieved ORR threshold to advance PTCL indication into Stage 2 New New Study 201 Capsule NAVAL-1 1 + Tablet Data (n=5*) (n=13) 2 Evaluable Patients ITT (n=8) (n=5) Response ORR 4 (50%) 2 (40%) CR 3 (38%) 2 (40%) PR 1 0 SD 1 0 PD 3 2 Clinical Benefit Rate 5 (63%) 2 (40%) Data Cutoff May 4, 2023 June 30, 2023 § Median duration of response (DoR) for Study 201 is 17.3 months as of May 4, 2023 • Median DoR not yet reached in NAVAL-1 1 2 Data submitted to HEMO 2023; Evaluable patients: EBER-ISH+ with ≥1 post-treatment response assessment; *One patient withdrew from study due to an AE, PTCL includes: Peripheral T-cell lymphoma and 15 Angioimmunoblastic T-cell lymphoma, ITT: Intention-to-Treat, ORR: Overall Response Rate, CR: Complete Response, PR: Partial Response, SD: Stable Disease, PD: Progressive Disease, Clinical Benefit Rate = CR + PR + SD ≥ 6 months

Nana-val is Well Positioned for Potential Accelerated Approval in R/R EBV+ PTCL

Anticipate engagement with FDA in 2024 to align on accelerated registration pathway

Accelerated Approval Criteria	Nana-val: R/R EBV+ PTCL Program	
Unmet medical need population	No approved therapies for R/R EBV+ PTCL	✓
Rarity of the serious life-threatening disease without alternate available treatment options	EBV+ PTCL 5-year survival rate of ~11%*	✓
Magnitude of the response rate observed	ORR of 30% - 45%+	✓
Duration of response (DoR)	17.3 months median DoR observed in Phase 1b/2 study	✓
Favorability of the safety profile	Generally well-tolerated	✓

Base Case Assumption: ~60-90 total R/R EBV+ PTCL patients may be required in the NAVAL-1 trial for potential accelerated approval

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*Trinity market research

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+ EBV DLBCL: A distinct and unique subtype

EBV+ DLBCL Has a Significantly Worse Prognosis Compared to EBV- DLBCL

Recognized as a unique subtype of DLBCL with its own classification by the World Health Organization

- **DLBCL is the most common lymphoma (~25% of all NHLs)**
  - ~5-15% of DLBCL cases are associated with EBV
  - 5-year relative survival rate of ~64% overall
  - Poor survival in R/R disease, current treatments offer modest response in 3L

- **EBV+ DLBCL is a clinically more aggressive subtype of DLBCL**
  - Survival rate is significantly less compared to EBV- disease
  - Poor response/survival with standard immuno-chemotherapy
  - Associated with distinct biologic features and mutational landscape
  - Currently, no approved treatment options specifically targeting EBV+ DLBCL

Diffuse Large B-cell Lymphoma
(Progression-Free Survival)



Percent survival
100
80
60
40
20
0
0
24
48
72
96
120
PFS (months)
EBV-
EBV+
P < 0.0001

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NHL: Non-Hodgkin's lymphoma, Source: Charles River Associates Primary Research 2023
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+ R/R EBV DLBCL Lymphoma: Expanded Clinical Response Data Early data suggests Nana-val delivers a compelling combination of ORR and DoR New New Study 201 Capsule 1 + Tablet Data (n=10) 2 Evaluable Patients (n=9) Response ORR 6 (67%) CR 3 (33%) PR 3 SD 1 PD 2 Clinical Benefit Rate 7 (78%) Data Cutoff May 4, 2023 § Median Duration of Response (DoR) not yet reached § 3 responding patients remain on study treatment with DoR times of ~11 months (CR), ~37 months (PR), and ~42 months (CR) (as of May 2023) 1 2 Data cutoff: May 4, 2023, Data submitted to HEMO 2023; Evaluable patients: EBER-ISH+ with ≥1 post-treatment response assessment; ORR: Overall Response Rate, CR: Complete Response, PR: Partial 19 Response, SD: Stable Disease, PD: Progressive Disease, Clinical Benefit Rate = CR + PR + SD ≥ 6 months

DLBCL Treatment Landscape Emerging data and high unmet medical need could enable earlier-line positioning 1L Patients 2L R/R DLBCL Patients 3L R/R DLBCL Patients Antibody-based therapy Nana-val (3L Initial positioning) Chemotherapy Diagnosis Chemotherapy +/- Gemcitabine-based regimen Antibody-based therapy radiotherapy Platinum-based regimen e.g. R-CHOP Chemotherapy CAR-T Clinical trial HCT 20 HCT: Hematopoietic cell transplant, Source: Charles River Associates Primary Research 2023

+ EBV PTLD: Post-transplant complication highly associated with EBV

2 Main Risk Factors for Developing PTLD: EBV Status and Immunosuppression Patients with these risk factors are the most likely to receive regular EBV monitoring EBV Status Immunosuppression (IS) § EBV-negative patients are at the highest risk § Patients with higher levels of IS are at higher risk of developing PTLD due to introduction of EBV of developing EBV viremia and PTLD due to from donor decreased T-cell number / function § Higher incidence of PTLD in EBV-naïve children; the risk of PTLD among pediatric Factors which drive requirements for greater IS: transplant patients is greater than in adults Transplant type (e.g., solid HLA mismatch / unrelated organ vs. stem cell) donor + § ~ 60-80% of PTLD is EBV , and the disease typically develops in <1 year Previous cancer treatment Younger recipient age 22 Source: Charles River Associates Primary Research 2023

+ R/R EBV PTLD Lymphoma: Initial Clinical Response Data Promising early signal from Phase 1b/2 study Study 201 Capsule Study 201 Capsule + 1 Data Tablet Data (n=4) (n=5) 2 2 Evaluable Patients Evaluable Patients (n=3) (n=3) Response ORR 1 (33%) 1 (33%) CR 1 (33%) 1 (33%) PR 0 0 SD 0 1* PD 2 1 Clinical Benefit 1 (33%) 1 (33%) Rate Data Cutoff October 28, 2021 May 4, 2023 § Duration of Response of CR was ~6 months as of May 4, 2023 1 2 Data published in Blood Advances 2023; Evaluable patients: EBER-ISH+ with ≥1 post-treatment response assessment; *SD was < 6 months; ORR: Overall Response Rate, CR: Complete Response, PR: 23 Partial Response, SD: Stable Disease, PD: Progressive Disease, Clinical Benefit Rate = CR + PR + SD ≥ 6 months

R/R PTLD Patients Generally Enrolled in Clinical Trials or Receive Intensive Chemotherapy Regimens PTLD Treatment Algorithm (R/R, transplant ineligible) Insights Reduce immunosuppression § Initial approach to treating PTLD is EBV PCR remains elevated lowering the dose of immunosuppression Rituximab § Rituximab-based regimens are 1L systemic therapy § Response rates in R/R patient Chemotherapy population is very poor, 2L+ patients CHOP, CHOEP are difficult to treat § After progression, patients receive chemotherapy, but risk of causing Nana-val transplant failure must be balanced (3L Initial positioning) § Potential opportunity for Nana-val Clinical trial Tabelecleucel in 2L, particularly in post-HCT setting 24 HCT: Hematopoietic cell transplant, Source: Charles River Associates Primary Research 2023 2L 3L 1L

Nana-val: Lymphoma Market Opportunity

US Incidence Estimates for EBV+ Hematological Malignancies

Incidence and % EBV Positivity by Lymphoma Subtype				
Subtype	Annual (newly diagnosed)	R/R	Total	EBV Positivity
Peripheral T-cell lymphoma (PTCL)*	~2,600	~1,100	~3,600	40%-65%
Diffuse large B-cell lymphoma (DLBCL)	~27,700	~13,800	~41,500	5%-15%
PTLD	~1,300	~700	~2,000	60%-80%

We believe the diagnosed incidence of EBV-associated hematological malignancies is likely understated, given inconsistent testing due to the absence of a targeted and actionable therapy

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Tesselion epi estimates 2022: US. *PTCL includes AITL and PTCL,NOS

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Global Incidence Estimates for Priority EBV+ Hematological Malignancies

Nana-val has the potential to address other EBV+ hematological malignancies

Incidence and % EBV Positivity by Lymphoma Subtype				
Subtype	Annual (newly diagnosed)	R/R	Total	EBV Positivity
Peripheral T-cell lymphoma (PTCL)*	~15,200	~6,300	~21,500	40%-65%
Diffuse large B-cell lymphoma (DLBCL)	~113,000	~56,000	~169,000	5%-15%
PTLD	~9,100	~4,600	~13,700	60%-80%

We believe the diagnosed incidence of EBV-associated hematological malignancies is likely underestimated, given inconsistent testing due to the absence of a targeted and actionable therapy

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Source: Tessellon epi estimates 2022: US, Canada, EU5, Benelux, Brazil, China, South Korea, Indonesia, Taiwan, Singapore, Thailand *PTCL includes AITL and PTCL,NOS

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Summary of Key Growth Drivers for Nana-val in Lymphoma

High unmet need, targeted treatment, compelling efficacy and duration data will drive strong value

	PTCL	DLBCL	PTLD
Pricing Considerations (Unmet Need)	No standard of care for second line Low 5-year survival (11%) Strong preliminary Nana-val data	Separate EBV^{+} WHO classification Low 5-year survival Strong preliminary Nana-val data	Ebvallo may set a high price
Line of Therapy	Potential 2L ▯ 1L	Potential 3L ▯ 2L	Potential 3L ▯ 2L
Duration of Response (DOR)	Current therapies: 4-8 months** Nana-val: 17.3 months*	DoR >12 months considered clinically meaningful** DoR for Nana-val not yet calculated, multiple patients still on long-term therapy (ranging from 11-42 months)*	DoR TBD, early data encouraging
Market Penetration	Effective, well tolerated, targeted, easy to use product (outpatient oral therapy). Can drive high penetration		
EBV Testing Rate Today**	++++	++ Opportunity to drive awareness	++++

Viracta's clinical development footprint is designed to support global registration and market access

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*Submitted to HEMO 2023, Juliana Pereira, **Charles River Associates Primary Research 2023

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Nana-val: + EBV Solid Tumor Program

+ Nana-val Study “301”: Phase 1b/2 Trial in Advanced EBV Solid Tumors Open-label, multicenter study to evaluate the safety, tolerability, PK, and preliminary antitumor activity + of Nana-val in patients with advanced EBV solid tumors Endpoints: Phase 1b dose escalation + EBV Recurrent/Metastatic NPC § Primary: • Phase 1b: Incidence of dose-limiting toxicities • Phase 2: Overall response rate by RECIST v1.1 Establish Phase 2 Dose § Key Secondary: • Incidence and severity of AEs • Duration of response Phase 2 • Progression-free survival Phase 1b dose expansion + + EBV R/M NPC • Other EBV solid tumors Pharmacokinetic parameters (gastric cancer, lymphoepithelioma, N = 60 patients leiomyosarcoma) 1:1 randomization N ≤ 10 patients Nana-val ± anti-PD-1 Nana-val NCT05166577 30 RECIST: Response Evaluation Criteria in Solid Tumors; AE: Adverse Event

+ R/M EBV NPC Responses to Date and Phase 1b Dose Escalation Schedule Emerging evidence of dose response at higher doses suggesting promise of split dosing approach New Dose Nstat Oral Dose Best VGCV Oral Dose N Level (Days 1-4/wk) Additional Response responses at 30 mg split dose of Nstat 5 20 mg / 10 mg split dose 900 mg BID x 21 d, then QD 4 4 10 mg split dose 900 mg BID x 21 d, then QD 3 First response at 3 40 mg QD 900 mg QD 3 NE 40 mg Nstat 900 mg QD 2 30 mg QD 4 1 20 mg QD 900 mg QD 3 Started at RP2D + for R/R EBV lymphoma Partial responses observed at Dose Level 3 and Dose Level 5* • Partial Response Dose Level 3 response is ongoing and durable, >6.9 months on treatment** • Stable Disease No dose-limiting toxicities reported across 5 dose levels (n=17 patients) • Progressive Disease 31 *Dose Level 5 awaiting confirmation, **As of July 28, 2023, NE: Not evaluable for response, R/M: Recurrent/Metastatic, R/R: Relapsed or Refractory; QD: Once a day; BID: Twice a day

Nana-val has been Generally Well-Tolerated at all Dose Levels Preliminary safety data support continued dose escalation to determine RP2D New Treatment-Related Adverse Events in ≥3 Patients Dose Level 1 = RP2D for R/R Lymphoma Safety: Dose Level Dose Level Dose Level Dose Level Dose Level 1 2 3 4 5 No dose-limiting toxicities • (n=3) (n=4) (n=3) (n=3) (n=4) reported G1-2 G3-4 G1-2 G3-4 G1-2 G3-4 G1-2 G3-4 G1-2 G3-4 Majority of treatment- • Nausea 1 2 2 1 1 related adverse events Decreased appetite 1 1 1 2 2 were mild to moderate in severity Creatinine 1 2 2 increased Fatigue 1 2 1 1 Anemia 1 1 1 Lymphopenia 1 1 1 Vomiting 2 1 32 Submitted to ESMO Asia 2023; RP2D: Recommended Phase 2 Dose; R/R: Relapsed or Refractory

New Eight Hours Exposure to Nanatinostat Required for EBV Lytic Reactivation in Solid Tumors Expression of EBV protein kinase (BGLF4) was markedly higher in animals treated with split dose Nstat Single Dose e.g., 40 mg Vehicle Split Dose e.g., 20+20 mg Single Threshold for EBV lytic Dose reactivation Nanatinostat by Nstat Split Dose 0 4 8 Nanatinostat Time (h) 33 Data on file Nstat Concentration (mg/day)

New Split Dosing Augments the Anti-Tumor Activity of Nana-val in Xenograft Model Anti-tumor activity of SNU-719 subcutaneous xenograft model in B-NDG mice 1400 1200 Vehicle 1000 Group 1 Vehicle 800 Group 2 Ganciclovir Ganciclovir, 600 **** p = 0.0001 50ul/mice Group 5 400 Nanatinostat (20 mg QD) + Nstat+GCV Ganciclovir ,20mg/kg 200 +50ul/mice Group 6 0 Nanatinostat (10 mg split) Nstat+GCV 0 5 10 15 20 25 30 + Ganciclovir ,10mg/kg Days after the start of treatment +50ul/mice 34 Data on file Tumor Volume (mm3)

New Dosing Schedule of 4 Days ON/3 Days OFF Allows Solid Tumor Regrowth but Daily Dosing Renders Potent Anti-Tumor Activity in Xenograft Model 4 Days ON/3 Days OFF Daily Dosing 35 Data on file

Rationale for Split Daily Dosing (SDD) of Nanatinostat in Combination with Valganciclovir Compelling preclinical data provides supporting evidence to evaluate a new dosing regimen Split dose Split dose (2-4 hours apart) increases expression of EBV protein Significantly increased the anti-tumor activity of Nana-val in + kinase, BGLF4 murine EBV gastric cancer xenograft model Higher doses Daily dosing Safety data suggest patients with NPC can withstand higher Enables increased anti-tumor activity relative to 4 days on doses of nanatinostat compared to lymphoma patients 3 days off New SDD of Nanatinostat offers a potential to extend Nana-val patent portfolio with differentiated strategy from lymphoma; US provisional application(s) have been filed 36

New Planned Implementation of Split Daily Dosing (SDD) Strategy into Phase 1b Up to 3 additional dose levels planned to determine RP2D in the absence of DLTs through Dose Level 5 Dose Best Nstat Oral Dose VGCV Oral Dose N Level Response 8 40 mg / 40 mg SDD 450 mg / 450 mg SDD - 7 30 mg / 30 mg SDD 450 mg / 450 mg SDD - 6 20 mg / 20 mg SDD 450 mg / 450 mg SDD - 20 mg / 10 mg split dose 5 900 mg BID x 21 d, then QD 4 (4 days/wk) 4 10 mg split dose (4 days/wk) 900 mg BID x 21 d, then QD 3 3 40 mg QD (4 days/wk) 900 mg QD 3 NE 2 30 mg QD (4 days/wk) 900 mg QD 4 1 20 mg QD (4 days/wk) 900 mg QD 3 Partial Response Stable Disease Progressive Disease 37 NE: Not evaluable for response, QD: Once a day; BID: Twice a day

Nana-val: Milestones & IP Portfolio

Anticipated Program Milestones*

R&D Day** | Data Presentation | Key Update

	Indication	2023	2024	2025
NAVAL-1 (EBV^{+} Lymphoma)	PTCL	Initial Stage 1 ORR DATA	Complete enrollment of Stage 2; Meet with FDA & align on potential AA pathway; Initiate Registration Phase; Present Stage 2 DATA	Registration Phase LPI
	DLBCL	201: Expanded ORR & DoR DATA	Potential Advancement into Stage 2; Present Stage 1 DATA	Complete enrollment of Stage 2; Meet with FDA & align on potential AA pathway; Present Stage 2 DATA
	PTLD		Potential Advancement into Stage 2; Present Stage 1 DATA	Complete enrollment of Stage 2; Meet with FDA & align on potential AA pathway; Present Stage 2 DATA
Study 301 Ph1b/2 (EBV^{+} Solid Tumors)	NPC	Present preliminary Phase 1b DATA; Disclose SDD dosing strategy	Complete Phase 1b dose escalation; Determine RP2D; Present final Phase 1b DATA; Initiate Phase 2 (+/- anti-PD-1)	Meet with FDA & align on potential AA pathway; Present preliminary Phase 2 DATA
	GC		Initiate Exploratory Phase 1b Study	Present preliminary Phase 1b GC DATA; Initiate Phase 2 Study

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*Placement on calendar year does not denote specific timing, **R&D Day scheduled for October 4, 2023, AA: Accelerated Approval, LPI: Last Patient In, ORR: Overall Response Rate, DoR: Duration of Response, SDD: Split Daily Dosing, RP2D: Recommended Phase 2 Dose

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Nana-val “Kick & Kill” Approach Protected by an Expanding IP Portfolio Granted patents provide protection into 2041 2000 2005 2010 2015 2020 2025 2030 2035 2040 2045 Nanatinostat Composition of Matter Expiration January 2027 US 7,932,246 (Issued) (Including Patent Term Adjustment) Methods of Treatment with Nana-val Expiration March 2031 10,857,152 (Issued) Nana-val Dosing Schedule (Lymphoma) Expiration May 2040 US 10,953,011 (Issued) Nanatinostat Polymorph New Expiration Dec 2040 (Notice of Allowance granted in August 2023) Next-generation formulation of Nanatinostat New Expiration Oct 2041 (Notice of Allowance granted in July 2023) Additional intellectual property (IP) protection ▪ Additional pending applications for expanded patent protection in various methods, doses and formulations ▪ Eligible for Patent Term Extension upon approval in the US ▪ Eligible for 7 years of market exclusivity upon approval in the US based on 4 granted Orphan Drug designations ▪ Eligible for 8+2+1 years data exclusivity in Europe ▪ Eligible for 6 months pediatric exclusivity, which is stackable to all other exclusivities 40

Adverse survival outcomes are seen with many EBV-associated cancers Need for targeted therapies Well-tolerated, all-oral combination + approach to targeting EBV cancers Potential tumor agnostic MOA; strengthened clinical data Our focus is + Pivotal NAVAL-1 study in multiple R/R EBV maximizing the lymphoma subtypes Nana-val Completion of Stage 2 enrollment in the PTCL and opportunity engagement with FDA anticipated in 2024 + Phase 1b/2 study in advanced EBV solid tumors Emerging evidence of dose response at higher doses with no DLTs observed to date Strategy in place to access global markets Cash runway into late 2024 41

Thank you

Appendix

Blood Advances: Supplementary Figure 1 Patient Flowchart 44 Published in Blood Advances, 2023

Study 201: Prior Therapies in Nana-val Responders NAVAL-1 prioritized indications Time to Response Duration of Response Best Response Histology Prior Therapy for Nana-val for Nana-val to Nana-val (Days) (Days) PTCL (AITL) CHOP; ICE CR 53 1,491 PTCL (AITL) CHOP CR 45 839 PTCL (NOS) CHOP; romidepsin CR 58 175 PTCL (NOS) CHOEP; romidepsin; BEAM, ASCT; romidepsin, XRT PR 51 199 DLBCL R-CHOP CR 113 1,276 (ongoing) DLBCL R-CHOP CR* 110 337 (ongoing) DLBCL R-CHOP CR 54 34 DLBCL R-EPOCH; XRT; R-GDP; PBR PR 57 1,121 (ongoing) DLBCL R-CHOP PR 162 122 DLBCL R-CHOP PR* 58 57 PTLD Rituximab CR 50 160 45 Data cutoff date: May 4, 2023, *Tablet

NAVAL-1: Enhancing Patient Enrollment § Global clinical trial footprint established • Clinical trial sites established North America, Europe, Latin America, and Asia-Pacific • >70 sites now open; more study sites expected § Prioritization of PTCL, DLBCL and PTLD cohorts enables more targeted engagement of sites § Medical Science Liaisons deployed in all key areas § Encouraging new data enhances investigator interest and motivation Study footprint aligns with clinical and regulatory strategy to enter US, EU, and Japan 46